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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 9, 1998
                                                    (February 9, 1998)

                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-19656                  36-3939651
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
        incorporation)                  Number)              Identification No.)

1505 FARM CREDIT DRIVE, SUITE 100, MCLEAN, VIRGINIA                 22102
      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:     (703) 394-3000
                                                   ------------------------


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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Concurrently with this filing, Nextel Communications, Inc. (the "Company") has filed a Prospectus Supplement to the Prospectus contained in the Company's Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (File No. 333-1290), which was declared effective by the Securities and Exchange Commission on January 12, 1998. The Prospectus Supplement relates to the merger of CellCall, Inc., a Delaware corporation, with a subsidiary of the Company.

         This report is filed solely for the purpose of filing the exhibits that are required to be filed in connection with the Prospectus Supplement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)     Financial Statements of Business Acquired.
                 Not applicable.

         (B)     Pro Forma Financial Information.
                 Not applicable.

         (C)     Exhibits.

Exhibit No.                        Exhibit Description
-----------                        -------------------

2 Agreement of Merger and Plan of Reorganization by and among Nextel Communications, Inc., Nextel Finance Company, Bluegrass Acquisition Corp. and CellCall, Inc. dated as of April 22, 1997 (included as Appendix A to the Prospectus Supplement filed with the Commission contemporaneously herewith and incorporated herein by reference).

8                                  Opinion of Hill & Barlow re: tax matters.

23(a)                              Consent of Potter & Company LLP.

23(b)                              Consent of Hill & Barlow (included in Exhibit
                                   8).








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEXTEL COMMUNICATIONS, INC.


Date:    February 9, 1998               By: /s/ THOMAS J. SIDMAN
                                           ------------------------------------
                                           Thomas J. Sidman
                                           Vice President and General Counsel


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Exhibit No.                        Exhibit Description
-----------                        -------------------

2 Agreement of Merger and Plan of Reorganization by and among Nextel Communications, Inc., Nextel Finance Company, Bluegrass Acquisition Corp. and CellCall, Inc. dated as of April 22, 1997 (included as Appendix A to the Prospectus Supplement filed with the Commission contemporaneously herewith and incorporated herein by reference).

8                                  Opinion of Hill & Barlow re: tax matters.

23(a)                              Consent of Potter & Company LLP.

23(b)                              Consent of Hill & Barlow (included in Exhibit
                                   8).